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                                                   As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                        Registrant No. 333-63511



                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
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                         VARIABLE ANNUITY ACCOUNT SEVEN

                          SUPPLEMENT TO THE PROSPECTUS
                               DATED JULY 31, 2006

                          POLARIS PLUS VARIABLE ANNUITY
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Effective November 17, 2006, pursuant to an order granted by the U.S. Securities and Exchange Commission ("substitution order"), monies invested in the Equity Income Portfolio of the SunAmerica Series Trust were substituted into the Davis Venture Value Portfolio of the SunAmerica Series Trust.

If your assets were substituted as noted above, you may transfer all assets from the Davis Venture Value Portfolio to any other Variable Portfolio or Fixed Account available within your Variable Annuity -- without limit or charge, and without that transfer being counted against any limit on free transfers under your Contract. You will have a period of thirty (30) days from the date of this notice to make such a transfer. After the 30-day period, any transfers will be subject to any applicable limitations or charges as described in your prospectus.

The following information is hereby supplemented:

- On the first page of the prospectus, the reference to Equity Income Portfolio is deleted.

- In the "INVESTMENT OPTIONS" section under "VARIABLE PORTFOLIOS," the reference to Equity Income Portfolio is deleted.



Dated: November 17, 2006



               Please keep this supplement with your Prospectus.


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